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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

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                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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                        Date of report:  July 29, 1996
                       (Date of earliest event reported)

                              WIRELESS ONE, INC.
            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

       0-26836                                                72-1300837
(Commission File Number)                    (I.R.S. Employer Identification No.)

                         11301 Industriplex Boulevard
                                    Suite 4
                      Baton Rouge, Louisiana  70809-4115
                                (504) 293-5000

       (Address of Principal Executive Offices, Including Zip Code, and
              Registrant's Telephone Number, Including Area Code)



                            Exhibit Index on page 5

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     (a)  Description of Acquisition

     On July 29, 1996, pursuant to the Agreement and Plan of Merger dated as of April 25, 1996 among TruVision Wireless, Inc. ("TruVision"), Wireless One MergerSub, Inc. ("MergerSub") and Wireless One, Inc. (the "Company"), as amended by the First Amendment to the Agreement and Plan of Merger dated as of July 29, 1996 (the "Merger Agreement"), the Company acquired all of the outstanding capital stock of TruVision through the merger (the "Merger") of MergerSub, a wholly owned subsidiary of the Company, with TruVision.

     Pursuant to the Merger Agreement, on July 29, 1996, the Company issued 3,262,945 shares of Common Stock, of which 2,856,490 were issued to the TruVision stockholders, and 406,455 were placed in escrow. Based on closing market price of the Company's Common Stock as of July 9, 1996, the total value of the shares of Common Stock issued to the TruVision stockholders and those placed in escrow was $57,917,274. In connection with the Merger, the Company also issued to Vision Communications, Inc. ("VCI") 180,000 shares of Common Stock and paid to VCI $1.8 million in cash, in each case in satisfaction of certain obligations of TruVision.

     In addition to the information contained herein, a more detailed description of the Merger from the Company's Schedule 14A filed with the SEC on July 13, 1996 relating to the Annual Meeting Of Stockholders on July 26, 1996 (the "Schedule 14A") is incorporated by reference.

     (b)  Physical Properties

     The transaction described above included the acquisition of TruVision's transmission equipment, including transmitting antennae and low power repeaters, as well as TruVision's existing inventory of subscriber equipment, including set-top converters and integrated down converters. The Company intends to continue to use this equipment for the operation of wireless cable television systems.

     The Company also acquired TruVision's existing leasehold interests in certain properties. The Company acquired a lease of approximately 10,400 square feet which TruVision used for its centralized administrative offices and regional offices in Jackson, Mississippi, which lease expires on April 30, 1998. In addition, the Company acquired TruVision's leases of office space of approximately 10,000 square feet in Indianola, Mississippi (expiring on March 30, 2000), 7,300 square feet in Biloxi, Mississippi (expiring on November 30,
2000), 3,500 square feet in Meadville, Mississippi (expiring on December 15, 1996, plus an extension not to exceed 30 months), 9,400 square feet in Oxford, Mississippi (expiring on June 10, 2001, plus a five year extension), and 6,000 square feet in Demopolis, Alabama (expiring on April 1, 2001). The Company also acquired TruVision's lease of approximately 4,400 square feet which TruVision used for its executive offices in Jackson, Mississippi, which lease expires on January 31, 2001. In addition to office space, the Company acquired TruVision's leasehold interests in space which it used for its transmitters, related buildings, and transmission towers. The Company intends to continue to use these properties as described above.

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial statements of businesses acquired:

            i)  Incorporated by reference from the Schedule 14A.

        (b) Pro forma financial information:

            i)  Incorporated by reference from the Schedule 14A.

        (c)  Exhibits

             2.1 Agreement and Plan of Merger dated as of April 25, 1996 among TruVision, MergerSub, and the Company

             2.2 First Amendment to the Agreement and Plan of Merger dated as of July 29, 1996

            10.1 Amended and Restated Stockholders Agreement dated as of July 29, 1996, among CVCA, the TruVision Stockholders, Hans Sternberg, Sean Reilly, the Wireless One Stockholders, CMCC, Baseball Partners ("Baseball"), Heartland Wireless Communications, Inc., on behalf of itself and each of its subsidiaries which holds Common Stock (the "Heartland Subsidiaries"), and the Company

            10.2 Amended and Restated Registration Agreement dated as of July 29, 1996, among CVCA, CMCC, Baseball, the TruVision Stockholders, the Heartland Subsidiaries, Premier Venture Capital Corporation, as the representative of the holders of Wireless One Registrable Securities, and the Company

            20.1  Schedule 14A

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WIRELESS ONE, INC.



                                             By:    /s/ Sean Reilly
                                                    ---------------
                                             Name:  Sean Reilly
                                             Title: Chief Executive Officer



Dated:  August 13, 1996

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                                 EXHIBIT INDEX


  Exhibit No.                                Document
- ---------------  ---------------------------------------------------------------

        2.1 Agreement and Plan of Merger dated as of April 25, 1996 among TruVision, MergerSub, and the Company (incorporated by reference to the Company's Schedule 14A filed with the SEC on July 13, 1996 relating to the Annual Meeting Of Stockholders on July 26, 1996)

        2.2 First Amendment to the Agreement and Plan of Merger dated as of July 29, 1996 (incorporated by reference to the Company's Registration Statement on Form S-1 filed on June 4, 1996 (Registration Number 333-5109))

       10.6 Amended and Restated Stockholders Agreement dated as of July 29, 1996, among CVCA, the TruVision Stockholders, Hans Sternberg, Sean Reilly, the Wireless One Stockholders, CMCC, Baseball Partners ("Baseball"), Heartland Wireless Communications, Inc., on behalf of itself and each of its subsidiaries which holds Common Stock (the "Heartland Subsidiaries"), and the Company (incorporated by reference to the Company's Registration Statement on Form S-1 filed on June 4, 1996 (Registration Number 333-5109))

       10.7 Amended and Restated Registration Agreement dated as of July 29, 1996, among CVCA, CMCC, Baseball, the TruVision Stockholders, the Heartland Subsidiaries, Premier Venture Capital Corporation, as the representative of the holders of Wireless One Registrable Securities, and the Company (incorporated by reference to the Company's Registration Statement on Form S-1 filed on June 4, 1996 (Registration Number 333-5109))

       20.1 Schedule 14A filed with the SEC on July 13, 1996 relating to the Annual Meeting Of Stockholders on July 26, 1996

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